UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 30, 2020

THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia	001-09148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	BCO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule
405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 2, 2020, Michael Sweeney was named Vice President and Controller of The Brink’s Company (the “Company”), succeeding Thomas R. Colan, whose planned retirement was disclosed on a Current Report on Form 8-K on April 16, 2020. Mr. Sweeney will serve as the Company’s Principal Accounting Officer. Mr. Sweeney, 55, previously served as Senior Vice President and Chief Accounting Officer at Aimbridge Hospitality from March 2020 through October 2020, after it acquired Interstate Hotels and Resorts (“Interstate”), where he served as Executive Vice President and Chief Accounting Officer from 2018 through March 2020. Prior to joining Interstate, he served as Vice President and Chief Accounting Officer at Liquidity Services, Inc. from 2016 through 2018. He held various positions at Computer Sciences Corporation from 2003 to 2016, including: Global Process Owner for Accounting on a Finance and Transformation Project from 2015 to 2016; Controller, North American Public Sector from 2013 to 2015; and Interim Corporate Controller and Principal Accounting Officer in 2014. Mr. Sweeney is a certified public accountant and a chartered global management accountant.

Mr. Sweeney will receive an annual base salary of $345,000 and a sign-on bonus of $60,000. In addition, he will be eligible to receive annual and long-term incentive awards, as determined by the Compensation and Benefits Committee of the Board of Directors of the Company, and will be eligible to participate in other benefit plans generally available to the Company's executives. There are no family relationships among any of the Company's directors or executive officers and Mr. Sweeney. There are no related party transactions between the Company and Mr. Sweeney reportable under Item 404(a) of Regulation S-K.

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE BRINK’S COMPANY (Registrant)

Date: November 4, 2020	By:	/s/ Ronald J. Domanico
Ronald J. Domanico
Executive Vice President and Chief Financial Officer